UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 2

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

NETSMART TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-21177	13-3680154
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3500 Sunrise Highway, Great River, New York 11739

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (631) 968-2000.

Item 9.01. Financial Statements and Exhibits.

This filing amends the current report on Form 8-K of Netsmart Technologies, Inc. (“Netsmart”) dated September 28, 2005 regarding Netsmart’s acquisition by merger of CMHC Systems, Inc.(“CMHC”) pursuant to the agreement and plan of merger (“the merger agreement”) dated September 20, 2005 among CMHC, Hayes Acquisition Corp., a newly-formed wholly owned subsidiary of the Registrant, and John Paton, solely in the capacity of Securities Holders Representative, as amended by Form 8-K/A filed on December 9,2005.

(d)	Exhibits.

99.3	Pro Forma Combined Financial Statements of Netsmart and CMHC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSMART TECHNOLOGIES, INC.

/s/ James L. Conway	President, Chief Executive Officer	January 10, 2006
James L. Conway	and Director (Principal Executive Officer)

/s/ Anthony F. Grisanti	Chief Financial Officer	January 10, 2006
Anthony F. Grisanti	(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Name of Document
99.3	Pro Forma Combined Financial Statements of Netsmart and CMHC